UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2016

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

000-53742	FIRSTENERGY SOLUTIONS CORP.	31-1560186
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On July 29, 2016, Moody’s Investors Services announced it downgraded the senior unsecured rating for FirstEnergy Solutions Corp. (FES) to “Ba2” from “Baa3”. The “Baa2” senior secured revenue bond rating for FES was affirmed. The rating outlook for FES remains negative.
On August 1, 2016, S&P Global Ratings (S&P) announced it lowered the corporate credit ratings on FES to “BB-” from “BBB-”. The outlook is stable. It also revised the senior secured issue-level ratings to “BB+” from “BBB-” and assigned a “1” recovery rating to the senior secured debt issuances of FG (defined below) and NG (defined below). In a separate announcement, also on August 1, 2016, S&P reaffirmed the BBB- issuer credit ratings and negative outlook of FirstEnergy Corp. and its regulated subsidiaries, American Transmission Systems, Incorporated, The Cleveland Electric Illuminating Company, FirstEnergy Transmission LLC, Jersey Central Power & Light Company, Metropolitan Edison Company, Monongahela Power Company, Ohio Edison Company, Pennsylvania Electric Company, Pennsylvania Power Company, The Potomac Edison Company, The Toledo Edison Company, Trans-Allegheny Interstate Line Company and West Penn Power Company.
The information contained herein shall not be deemed filed for purposes of the Securities Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01 Other Events

On August 2, 2016, FES and its subsidiaries, FirstEnergy Generation, LLC (FG) and FirstEnergy Nuclear Generation, LLC (NG), entered into reoffering agreements with J.P. Morgan Securities LLC (JPM) pursuant to which JPM will purchase on the applicable settlement date, and may reoffer, each of the following eight series of tax-exempt pollution control revenue refunding bonds (PCRBs) totaling approximately $470.9 million issued by the Beaver County Industrial Development Authority (BCIDA), the Ohio Air Quality Development Authority (OAQDA), the Ohio Water Development Authority (OWDA) and the Pennsylvania Economic Development Financing Authority (PEDFA) :

Primary Obligor	Issuer	Principal Amount	Interest Rate Mode	Interest Rate	Mandatory Purchase Date	Final Maturity	Settlement Date
FG	BCIDA	$ 46.3 million	Five-Year	4.250%	4/1/2021	10/1/2047	8/15/16
FG	BCIDA	25.0 million	Five-Year	4.500%	5/1/2021	6/1/2028	8/15/16
FG	OAQDA	100.0 million	Five-Year	4.250%	9/15/2021	8/1/2029	9/15/16
FG	PEDFA	15.0 million	Five-Year	4.500%	6/1/2021	6/1/2028	8/15/16
NG	BCIDA	60.0 million	Long-Term	4.375%	7/1/2022	1/1/2035	8/15/16
NG	OAQDA	62.5 million	Long-Term	4.375%	6/1/2022	6/1/2033	8/15/16
NG	OWDA	107.5 million	Long-Term	4.375%	6/1/2022	6/1/2033	8/15/16
NG	OWDA	54.6 million	Long-Term	4.375%	6/1/2022	6/1/2033	8/15/16

JPM’s obligation to purchase the PCRBs is not conditioned upon its ability to successfully reoffer them. As of the applicable settlement date, each series of PCRBs will be converted to the interest rate mode, bear interest from such date at the fixed rate per annum and be subject to mandatory purchase on the mandatory purchase date all as specified above. In addition, each series of PCRBs is, or will be as of the settlement date, secured by a like principal amount of first mortgage bonds of, as applicable, FG or NG issued under, in the case of FG, its Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 19, 2008, as amended and supplemented, to The Bank of New York Mellon Trust Company, N.A. (BNYMTC), as trustee, and, in the case of NG, its Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, as amended and supplemented, to BNYMTC, as trustee.
FES' debt obligations are generally guaranteed by FG and NG and FES guarantees the debt obligations of each of FG and NG. Accordingly, present and future holders of indebtedness of FES, FG and NG would have claims against each of FES, FG and NG, regardless of whether their primary obligor is FES, FG or NG.

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the speed and nature of increased competition in the electric utility industry, in general, and the retail sales market in particular; the ability to experience growth in the Regulated Distribution and Regulated Transmission segments; the accomplishment of our regulatory and operational goals in connection with our transmission investment plan, including, but not limited to, the proposed transmission asset transfer to Mid-Atlantic Interstate Transmission, LLC, and the effectiveness of our strategy to reflect a more regulated business profile; changes in assumptions regarding economic conditions within our territories, assessment of the reliability of our transmission system, or the availability of capital or other resources supporting identified transmission investment opportunities; the impact of the regulatory process and resulting outcomes on the matters at the federal level and in the various states in which we do business including, but not limited to, matters related to rates and the Electric Security Plan IV; the impact of the federal regulatory process on Federal Energy Regulatory Commission (FERC)-regulated entities and transactions, in particular FERC regulation of wholesale energy and capacity markets, including PJM Interconnection, L.L.C. (PJM) markets and FERC-jurisdictional wholesale transactions; FERC regulation of cost-of-service rates, including FERC Opinion No. 531's revised Return on Equity methodology for FERC-jurisdictional wholesale generation and transmission utility service; and FERC’s compliance and enforcement activity, including compliance and enforcement activity related to North American Electric Reliability Corporation’s mandatory reliability standards; the uncertainties of various cost recovery and cost allocation issues resulting from American Transmission Systems, Incorporated's realignment into PJM; economic or weather conditions affecting future sales and margins such as a polar vortex or other significant weather events, and all associated regulatory events or actions; changing energy, capacity and commodity market prices including, but not limited to, coal, natural gas and oil prices, and their availability and impact on margins and asset valuations, including without limitation impairments thereon; the risks and uncertainties at the CES segment, including FES, related to continued depressed wholesale energy and capacity markets, including the potential need to deactivate or sell additional generating units; the continued ability of our regulated utilities to recover their costs; costs being higher than anticipated and the success of our policies to control costs and to mitigate low energy, capacity and market prices; other legislative and regulatory changes, and revised environmental requirements, including, but not limited to, the effects of the United States Environmental Protection Agency’s Clean Power Plan, Coal Combustion Residuals regulations, Cross-State Air Pollution Rule and Mercury and Air Toxics Standards programs, including our estimated costs of compliance, Clean Water Act (CWA) waste water effluent limitations for power plants, and CWA 316(b) water intake regulation; the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any litigation, including New Source Review litigation, or potential regulatory initiatives or rulemakings (including that such initiatives or rulemakings could result in our decision to deactivate or idle certain generating units); the uncertainties associated with the deactivation of certain older regulated and competitive fossil units, including the impact on vendor commitments, such as long-term fuel and transportation agreements, and as it relates to the reliability of the transmission grid, the timing thereof; the impact of other future changes to the operational status or availability of our generating units and any capacity performance charges associated with unit unavailability; adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to, the revocation or non-renewal of necessary licenses, approvals or operating permits by the Nuclear Regulatory Commission or as a result of the incident at Japan's Fukushima Daiichi Nuclear Plant); issues arising from the indications of cracking in the shield building at Davis-Besse; the risks and uncertainties associated with litigation, arbitration, mediation and like proceedings, including, but not limited to, any such proceedings related to vendor commitments, such as long-term fuel and transportation agreements; the impact of labor disruptions by our unionized workforce; replacement power costs being higher than anticipated or not fully hedged; the ability to comply with applicable state and federal reliability standards and energy efficiency and peak demand reduction mandates; changes in customers' demand for power, including, but not limited to, changes resulting from the implementation of state and federal energy efficiency and peak demand reduction mandates; the ability to accomplish or realize anticipated benefits from strategic and financial goals, including, but not limited to, the ability to continue to reduce costs and to successfully execute our financial plans designed to improve our credit metrics and strengthen our balance sheet through, among other actions, our cash flow improvement plan and other proposed capital raising initiatives; our ability to improve electric commodity margins and the impact of, among other factors, the increased cost of fuel and fuel transportation on such margins; changing market conditions that could affect the measurement of certain liabilities and the value of assets held in our Nuclear Decommissioning Trusts, pension trusts and other trust funds, and cause us and/or our subsidiaries to make additional contributions sooner, or in amounts that are larger than currently anticipated; the impact of changes to material accounting policies; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us and our subsidiaries; actions that may be taken by credit rating agencies that could negatively affect us and/or our subsidiaries' access to financing, increase the costs thereof, and increase requirements to post additional collateral to support outstanding commodity positions, letters of credit and other financial guarantees; changes in national and regional economic conditions affecting us, our subsidiaries and/or our major industrial and commercial customers, and other counterparties with which we do business, including fuel suppliers; the impact of any changes in tax laws or regulations or adverse tax audit results or rulings; issues concerning the stability of domestic and foreign financial institutions and counterparties with which we do business; the risks associated with cyber-attacks and other disruptions to our information technology system that may compromise our generation, transmission and/or distribution services and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information regarding our business, employees, shareholders, customers, suppliers, business partners and other individuals in our data centers and on our networks; and the risks and other factors discussed from time to time in our United States Securities and Exchange Commission (SEC) filings, and other similar factors. Dividends declared from time to time on

FirstEnergy Corp.'s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.'s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in our filings with the SEC, including but not limited to the most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any current intention to update, except as required by law, any forward-looking statements contained herein as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto authorized.

August 3, 2016

FIRSTENERGY CORP.
Registrant

FIRSTENERGY SOLUTIONS CORP.
Registrant

By:	/s/ K. Jon Taylor
K. Jon Taylor Vice President, Controller and Chief Accounting Officer

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